January 31, 2005

DREYFUS VARIABLE INVESTMENT FUND

LIMITED TERM HIGH YIELD PORTFOLIO

Supplement to Prospectus dated May 1, 2004

The following information replaces the information contained in the section of the portfolio’s Prospectus entitled “Management” that relates to the Portfolio’s portfolio managers.

Jon Uhrig is the primary portfolio manager of the portfolio. He has held this position since January 31, 2005 and has been employed by The Dreyfus Corporation since September 2001. Mr. Uhrig also is a Portfolio Manager for High Yield Strategies, as well as the head of high yield trading, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Mr. Uhrig joined Standish Mellon in 1997. Prior to joining Standish Mellon, he was an analyst and portfolio manager for Longfellow Investment Management, and a high grade corporate bond strategist with Goldman Sachs.

John McNichols also is a portfolio manager for the portfolio. He also has held this position since January 31, 2005 and has been employed by Dreyfus since July 2004. Mr. McNichols also is the Director of Credit Research and Investment for Standish Mellon, overseeing all of Standish Mellon’s global credit research activities. Mr. McNichols joined Standish Mellon in 1993. Prior to joining Standish Mellon, he was an analyst with Jefferson-Pilot Corporation, and a commercial banker with First Union Corporation.

January 31, 2005

DREYFUS VARIABLE INVESTMENT FUND

-QUALITY BOND PORTFOLIO

Supplement to Prospectus dated May 1, 2004

The following information replaces the information contained in the section of the portfolio’s Prospectus entitled “Management” that relates to the Portfolio’s portfolio managers.

Catherine Powers is the primary portfolio manager of the portfolio. She has held this position since January 31, 2005 and has been employed by The Dreyfus Corporation since September 2001. Ms. Powers also is a Senior Portfolio Manager for Active Core Strategies, responsible for high grade core and core plus fixed income strategies, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Ms. Powers joined Standish Mellon in 1988. In prior positions with Standish Mellon, she was the Director of Structured Finance and Liquid Products research, coordinating strategy with respect to mortgage-related and asset-backed securities.

Chris Pellegrino also is a portfolio manager of the portfolio. He has held this position since January 31, 2005 and has been employed by Dreyfus since October 1994. Mr. Pellegrino also is a Senior Portfolio Manager for Active Core Strategies, responsible for the management of high grade core strategy, with Standish Mellon. Mr. Pellegrino joined Mellon Bond Associates in 1988, which merged into Standish Mellon in July 2003. In previous positions with Mellon Bond, he managed high quality intermediate and short duration portfolios.